UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

NORTH PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-51234	20-1882440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton	18503-1692
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (570) 344-6113

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2005, North Penn Bancorp, Inc. announced the resignation of its Controller, John B. Errico, effective April 22, 2005. Mr. Errico serves as the Company’s principal accounting officer. Mr. Errico has resigned to pursue a position outside of the banking industry. The Company has commenced a search process to identify and retain a chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PENN BANCORP, INC.

Dated: April 11, 2005	By:	/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer